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                                                                   Exhibit 10.06

                      FIRST AMENDMENT TO AMENDED & RESTATED

                                PROGRAM AGREEMENT

               Reference is made to the Amended and Restated Program Agreement (the "Program Agreement") entered into as of March 10, 1999, by and among RoomSystems, Inc. ("RSi"), a Nevada corporation; RoomSystems Corporation, dba RoomSystems Finance ("RSF" and together with RSi and all affiliates of RSi and RSF, the "RSi Parties"), a Nevada corporation; Steve L. Sunyich, individually ("Sunyich"); and AMRESCO Leasing Corporation ("ALC"), a Nevada corporation. The capitalized terms used in this First Amendment shall have the same definitions as set forth in the Program Agreement to the extent that such capitalized terms are defined therein and not redefined in this First Amendment.

               WHEREAS, the parties to the Program Agreement desire to amend the Program Agreement;

               NOW, THEREFORE, the RSi Parties, Sunyich, and ALC hereby agree as follows:

               1. The first paragraph of Section II of the Program Agreement is hereby amended to delete the language: ", prior to May 31, 1999,".

               2. Section II.1 of the Program Agreement is hereby amended by deleting the following:

                    "RSi receives a capital contribution subsequent to the date of this Agreement of at least $8 million of additional equity (or subordinated debt which is acceptable to ALC in its Sole Discretion); and,"

                    and replacing it with:

                    "Subsequent to January 1, 1999, but on or prior to October 27, 1999, RSi must close its current private placement equity offering, and must comply with the following minimum equity requirements:

                    a. RSi must receive cash equity contributions of at least $4,421,000;
                    b. RSi must convert at least $1,500,000 of RSi debt (excluding any debt to RSG Investments, LLC ("RSG")) to equity;
                    c. RSi must convert at least $800,000 of the RSG debt to equity; and,"

               3. Section 3 under the heading "GENERAL UNDERWRITING GUIDELINES" of Exhibit A to the Program Agreement is hereby amended to delete the reference "$1 million net worth" with "$2 million net worth."

               4. The following paragraph is added as a new Section 5 under the heading "GENERAL UNDERWRITING GUIDELINES" of Exhibit A to the Program Agreement:


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                    "During the term of this Agreement, RSi must maintain
                    working capital of at least $250,000 (determined on a quarterly basis)."


               5. The following paragraph is added as a new Section 6 under the heading "GENERAL UNDERWRITING GUIDELINES" of Exhibit A to the Program Agreement:

                    [***]

               6. Section I of the Program Agreement is hereby amended to add the following paragraph following the last paragraph of such section:

               "ALC shall not be obligated to fund any Lease Financing Loans prior to January 1, 2000."

               7. Section III.H of the Program Agreement is hereby amended to replace the reference to "United States" with "United States and/or Canada."

               All other sections of, and cross-references in, the Program Agreement shall be renumbered accordingly based upon the foregoing amendments.

               This First Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. Except as herein modified or amended, the provisions, conditions and terms of the Program Agreement shall remain unchanged and in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed on this 24th day of September, 1999.

AMRESCO Leasing Corporation              ROOMSYSTEMS, INC.


By: /s/ William C. Cole                  By: /s/ Steven L. Sunyich
     ------------------------------------     ----------------------------------
          William C. Cole                          Steven L. Sunyich
          Vice President                           CEO & Chairman of the Board

ROOMSYSTEMS CORPORATION, dba
     ROOMSYSTEMS FINANCE

By: /s/ Steven L. Sunyich                By: /s/ Steven L. Sunyich
     ------------------------------------     ----------------------------------
          Steven L. Sunyich                        Steven L. Sunyich
          CEO, Chairman of the Board               Individually
            and President


*** Reflects portions of this document that have been omited and filed separately with the Commission

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